                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 17, 2001


                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)


       United States                    333-32737                22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


         White Clay Center, Building 200, Newark, DE            19711
         -------------------------------------------          ----------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)


       New York                         333-32737                  13-4994650
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


         270 Park Avenue, New York, New York                     10017
         ----------------------------------------              ---------
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On December 17, 2001, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Report with respect to the December 17, 2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 21, 2001


                                         THE CIT GROUP/SALES FINANCING, INC.,
                                         as Servicer



                                         By: /s/ Gilmar Rodrigues
                                             ---------------------------
                                             Name: Gilmar Rodrigues
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                                 Description
-----------                                 -----------
20.1                                        Monthly Report with respect to the
                                            December 17, 2001 distribution